UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Monroe Capital Asset-Backed Finance Company, LP

(Exact name of registrant as specified in its charter)

Delaware	000-56834	41-3394824
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 North Wacker Drive, 35th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Operating Agreement

On September 28, 2026, Monroe Capital Asset-Backed Finance Company, LP (the “Partnership”) (including, as context requires, Monroe Capital Asset-Backed Finance Company, LP - Series I and Monroe Capital Asset-Backed Finance Company, LP - Series II (“Series II”)) entered into an Amended and Restated Operating Agreement (the “A&R Operating Agreement”) with Monroe Capital Asset Finance Advisors, LLC, the Partnership’s operating manager, which amended and restated the Partnership’s initial Operating Agreement, dated as of July 17, 2026. The amendment and restatement effects certain changes to reflect the addition of two new classes of shares of limited partnership interest of Series II, Class MF Shares (“Class MF Shares”) and Class WF Shares (“Class WF Shares”).

The foregoing summary description of the A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Operating Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Limited Partnership Agreement

On September 28, 2026, the Partnership executed its Second Amended and Restated Limited Partnership Agreement (the “Second A&R LPA”), which amended and restated the Amended and Restated Limited Partnership Agreement, dated as of July 17, 2026. The amendment and restatement effects certain changes to reflect the addition of Class MF Shares and Class WF Shares as well as additional provisions related to borrowings.

The foregoing summary description of the Second A&R LPA does not purport to be complete and is qualified in its entirety by reference to the Second A&R LPA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Limited Partnership Agreement (incorporated by reference to Exhibit 3.1, in the Registrant’s Form 8-A filed with the SEC on September 28, 2026)
10.1*	Amended and Restated Operating Agreement
104	Cover Page Interactive Data File, formatted in Inline XBRL

* Attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Asset-Backed Finance Company, LP

By:	/s/ Kyle Asher
Name:	Kyle Asher
Title:	President

Date: September 29, 2026